J.P. MORGAN INSURANCE TRUST

JPMorgan Insurance Trust Mid Cap Value Portfolio

(Class 1 Shares)

( the “Portfolio”)

Supplement dated November 2, 2020

to the Summary Prospectus and Prospectus May 1, 2020, as supplemented

Effective immediately, the “Risk/Return Summary — What are the Portfolio’s main investment strategies? — Investment Process” section of the JPMorgan Insurance Trust Mid Cap Value Portfolio’s Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

Investment Process: In managing the Portfolio, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMITMCVP-1120